UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026

SONOCO PRODUCTS COMPANY
 Commission File No. 001-11261

South Carolina	57-0248420
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
1 N. Second St.
Hartsville, South Carolina 29550
(Address of principal executive offices)(Zip Code)
Telephone: (843) 383-7000
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
No par value common stock	SON	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
The 2026 Annual Meeting of Shareholders of Sonoco Products Company (the "Company") was held on April 15, 2026. The following matters, as described more fully in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 13, 2026, were voted on by the shareholders at this meeting:
(1)     Election of Directors. The following directors were elected:

		VOTES
	Term	For	Against	Abstain	Broker Non-Votes
Steven L. Boyd	1 year	75,407,911	468,872	129,087	13,027,934
Scott A. Clark	1 year	75,303,642	574,130	128,098	13,027,934
R. Howard Coker	1 year	73,476,981	2,443,583	85,306	13,027,934
Dr. Pamela L. Davies	1 year	73,088,139	2,795,495	122,236	13,027,934
Theresa J. Drew	1 year	75,414,318	463,659	127,893	13,027,934
Philippe Guillemot	1 year	75,335,103	542,127	128,640	13,027,934
John R. Haley	1 year	73,096,497	2,779,900	129,473	13,027,934
Robert R. Hill, Jr.	1 year	74,241,603	1,636,518	127,749	13,027,934
Eleni Istavridis	1 year	74,845,285	836,708	323,877	13,027,934
Richard G. Kyle	1 year	72,912,183	2,965,184	128,503	13,027,934
Craig L. Nix	1 year	75,444,591	433,519	127,760	13,027,934

(2)     Ratification of Independent Registered Public Accounting Firm. The ratification of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026 was approved. The shareholders voted 84,309,119 for and 4,636,237 against ratification, with 88,448 votes abstaining and no broker non-votes.
(3)     Advisory (Non-binding) Resolution to Approve Executive Compensation. The advisory (non-binding) resolution on executive compensation was approved. The shareholders voted 72,039,107 for and 3,762,658 against the resolution, with 204,105 votes abstaining and 13,027,934 broker non-votes.
(4)     Approval of Amendment No. 1 to 2024 Omnibus Incentive Plan. Amendment No. 1 to the 2024 Omnibus Incentive Plan was approved. The shareholders voted 72,489,095 for and 3,036,270 against the resolution, with 480,505 votes abstaining and 13,027,934 broker non-votes.
(5)     Advisory (Non-binding) Shareholder Proposal Regarding Transparency in Political Spending. The advisory (non-binding) shareholder proposal regarding transparency in political spending was not approved. The shareholders voted 31,557,422 for and 42,656,683 against the resolution, with 1,791,765 votes abstaining and 13,027,934 broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: April 16, 2026	By:	/s/ Paul Joachimczyk
Paul Joachimczyk
Chief Financial Officer